SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 11, 2003



                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

        1-1105                                             13-4924710
(Commission File Number)                       (IRS Employer Identification No.)


         One AT&T Way
    Bedminster, New Jersey                                  07921
(Address of Principal Executive                           (Zip Code)
          Offices)


       Registrant's telephone number, including area code: (908) 221-2000


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)

A New York                      Commission File                  I.R.S. Employer
Corporation                        No. 1-1105                     No. 13-4924710

Form 8-K                                                              AT&T Corp.
June 11, 2003

ITEM 9. REGULATION FD DISCLOSURE.

What are we disclosing?

On June 11, 2003, David W. Dorman, our Chairman and Chief Executive Officer, disclosed at the AT&T Annual Meeting that our Net debt to EBITDA ratio as of March 31, 2003 was 1.2 times. By Net debt to EBITDA we mean net debt at March 31, 2003 ($12.0 billion) divided by EBITDA (earnings before taxes, depreciation, amortization and the AT&T Latin American impairment charge) for the twelve months ended March 31, 2003 ($9.8 billion).

Reconciliation of net debt to debt at March 31, 2003:

(dollars in millions)
Net debt                                                             $11,982
Cash                                                                   4,900
Restricted cash                                                          464
Foreign debt fluctuations                                                786
                                                                       -----
Total debt                                                           $18,132


Reconciliation of EBITDA to net income for the twelve months ended March 31, 2003:

(dollars in millions)
EBITDA                                                                $9,821
Depreciation and amortization                                        (4,899)
AT&T Latin America impairment charge                                 (1,029)
                                                                     -------
Subtotal operating income                                              3,893
Other (expense), net                                                    (12)
Interest (expense)                                                   (1,384)
(Provision) for taxes                                                (1,405)
Minority interest income                                                  95
Net (losses) related to equity investments                             (141)
                                                                       -----
Net income from continuing operations                                  1,046
Net (loss) from discontinued operations                             (13,948)
Gain on disposition of discontinued operations                         1,324
Cumulative effect of accounting  change                                   42
                                                                       -----
Net (loss)                                                         $(11,536)



Our senior management believes that these financial measures are relevant in assessing our liquidity and financial performance.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The  information  in this Form 8-K shall not be deemed  "filed" for  purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing


                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             AT&T CORP.




                             /s/  Robert S. Feit
                             ----------------------------------
                             By:  Robert S. Feit
                                  Vice President - Law and Secretary


June 16, 2003